Exhibit 99.1


LANDMARK
NATIONAL BANK
701

LANDMARK BANCORP, INC.

Investor Presentation

September 2026

FORWARD LOOKING STATEMENTS

THIS PRESENTATION AND FUTURE ORAL AND WRITTEN STATEMENTS BY US OR OUR MANAGEMENT, MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, PLANS, OBJECTIVES, FUTURE PERFORMANCE AND BUSINESS OF LANDMARK BANCORP, INC. ("LANDMARK" OR "THE COMPANY"). FORWARD-LOOKING STATEMENTS, WHICH MAY BE BASED UPON BELIEFS, EXPECTATIONS AND ASSUMPTIONS OF OUR MANAGEMENT AND ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT, ARE GENERALLY IDENTIFIABLE BY THE USE OF WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "INTEND," "ESTIMATE," "MAY," "WILL," "WOULD," "COULD," "SHOULD" OR OTHER SIMILAR EXPRESSIONS, INCLUDING THE NEGATIVES OF SUCH EXPRESSIONS. FORWARD-LOOKING STATEMENTS ARE NEITHER HISTORICAL FACTS NOR ASSURANCES OF FUTURE PERFORMANCE. INSTEAD, THEY ARE BASED ONLY ON THE COMPANY'S CURRENT BELIEFS, EXPECTATIONS, AND ASSUMPTIONS REGARDING ITS BUSINESS, FUTURE PLANS AND STRATEGIES, PROJECTIONS, ANTICIPATED EVENTS AND TRENDS, THE ECONOMY AND OTHER FUTURE CONDITIONS. ACTUAL RESULTS AND FINANCIAL CONDITION MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS. THEREFORE, YOU SHOULD NOT RELY ON ANY OF THESE FORWARD-LOOKING STATEMENTS. ADDITIONALLY, ALL STATEMENTS IN THIS PRESENTATION, INCLUDING FORWARD-LOOKING STATEMENTS, SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND LANDMARK UNDERTAKES NO OBLIGATION TO UPDATE ANY STATEMENT IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO THE FUTURE, THEY ARE SUBJECT TO INHERENT KNOWN AND UNKNOWN UNCERTAINTIES, RISKS, CHANGES IN CIRCUMSTANCES, AND OTHER FACTORS THAT ARE DIFFICULT TO PREDICT AND MANY OF WHICH MAY BE OUT OF THE COMPANY'S CONTROL. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING:

- (i) THE STRENGTH OF THE LOCAL, STATE, NATIONAL AND INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS, INCLUDING THE EFFECTS OF INFLATIONARY PRESSURES AND FUTURE MONETARY POLICIES OF THE FEDERAL RESERVE IN RESPONSE THERETO AND CHANGES IN GLOBAL ENERGY MARKET CONDITIONS;
- (ii) EFFECTS ON THE U.S. ECONOMY RESULTING FROM ACTIONS TAKEN BY THE FEDERAL GOVERNMENT, INCLUDING THE THREAT OR IMPLEMENTATION OF TARIFFS, IMMIGRATION ENFORCEMENT, EXECUTIVE ORDERS, AND CHANGES IN FOREIGN POLICY;
- (iii) ADDITIONAL CHANGES IN INTEREST RATES AND PREPAYMENT RATES OF OUR ASSETS;
- (iv) INCREASED COMPETITION IN THE FINANCIAL SERVICES SECTOR AND THE INABILITY TO ATTRACT NEW CUSTOMERS, INCLUDING FROM NON-BANK COMPETITORS SUCH AS CREDIT UNIONS AND "FINTECH" COMPANIES;
- (v) TIMELY DEVELOPMENT AND ACCEPTANCE OF NEW PRODUCTS AND SERVICES;
- (vi) RAPID AND EXPENSIVE TECHNOLOGICAL CHANGES IMPLEMENTED BY US AND OTHER PARTIES IN THE FINANCIAL SERVICES INDUSTRY, INCLUDING THIRD-PARTY VENDORS, WHICH MAY BE MORE DIFFICULT TO IMPLEMENT OR MORE EXPENSIVE THAN ANTICIPATED OR WHICH MAY HAVE UNFORESEEN CONSEQUENCE TO US AND OUR CUSTOMERS, INCLUDING THE DEVELOPMENT AND IMPLEMENTATION OF TOOLS INCORPORATING ARTIFICIAL INTELLIGENCE;
- (vii) OUR RISK MANAGEMENT FRAMEWORK;
- (viii) INTERRUPTIONS IN INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS SYSTEMS AND THIRD-PARTY SERVICES;
- (ix) THE ECONOMIC EFFECTS OF SEVERE WEATHER, NATURAL DISASTERS, WIDESPREAD DISEASE OR PANDEMICS, OR OTHER EXTERNAL EVENTS;
- (x) THE LOSS OF KEY EXECUTIVES OR EMPLOYEES;
- (xi) CHANGES IN CONSUMER SPENDING;
- (xii) INTEGRATION OF ACQUIRED BUSINESSES;
- (xiii) THE COMMENCEMENT, COST AND OUTCOME OF LITIGATION AND OTHER LEGAL PROCEEDINGS AND REGULATORY ACTIONS AGAINST US OR TO WHICH THE COMPANY MAY BECOME SUBJECT;
- (xiv) CHANGES IN ACCOUNTING POLICIES AND PRACTICES, SUCH AS THE IMPLEMENTATION OF THE CURRENT EXPECTED CREDIT LOSSES ACCOUNTING STANDARD;
- (xv) PAST AND ANY FUTURE TERRORIST ATTACKS, MILITARY CONFLICTS, ACTS OF WAR, CHANGES IN FOREIGN RELATIONS, OR OTHER ADVERSE EVENTS, INCLUDING ONGOING CONFLICTS IN THE MIDDLE EAST, WARS IN IRAN AND UKRAINE, AND OTHER INTERNATIONAL MILITARY CONFLICTS THAN CAN INCREASE LEVELS OF POLITICAL AND ECONOMIC UNPREDICTABILITY, CONTRIBUTE TO RISING ENERGY AND COMMODITY PRICES, AFFECT GLOBAL SUPPLY CHAINS, INCREASE THE VOLATILITY OF FINANCIAL MARKETS, AND OTHER MATTERS BEYOND OUR CONTROL;
- (xvi) THE ABILITY TO MANAGE CREDIT RISK, FORECAST LOAN LOSSES AND MAINTAIN AN ADEQUATE ALLOWANCE FOR LOAN LOSSES;
- (xvii) FLUCTUATIONS IN THE VALUE OF SECURITIES HELD IN OUR SECURITIES PORTFOLIO;
- (xviii) CONCENTRATIONS WITHIN OUR LOAN PORTFOLIO AND LARGE LOANS TO CERTAIN BORROWERS (INCLUDING COMMERCIAL REAL ESTATE LOANS);
- (xix) THE CONCENTRATION OF LARGE DEPOSITS FROM CERTAIN CLIENTS WHO HAVE BALANCES ABOVE CURRENT FDIC INSURANCE LIMITS AND MAY WITHDRAW DEPOSITS TO DIVERSIFY THEIR EXPOSURE;
- (xx) THE LEVEL OF NON-PERFORMING ASSETS ON OUR BALANCE SHEETS;
- (xxi) THE ABILITY TO RAISE ADDITIONAL CAPITAL;
- (xxii) THE OCCURRENCE OF FRAUDULENT ACTIVITY, BREACHES OR FAILURES OF OUR OR OUR THIRD-PARTY VENDORS' INFORMATION SECURITY CONTROLS OR CYBERSECURITY-RELATED INCIDENTS, INCLUDING AS A RESULT OF SOPHISTICATED ATTACKS USING ARTIFICIAL INTELLIGENCE AND SIMILAR TOOLS OR AS A RESULT OF INSIDER FRAUD;
- (xxiii) EMERGING ISSUES RELATED TO THE DEVELOPMENT AND USE OF ARTIFICIAL INTELLIGENCE THAT COULD GIVE RISE TO LEGAL OR REGULATORY ACTION, DAMAGE OUR REPUTATION, OR OTHERWISE MATERIALLY HARM OUR BUSINESS OR CUSTOMERS;
- (xxiv) DECLINES IN REAL ESTATE VALUES;
- (xxv) THE EFFECTS OF FRAUD ON THE PART OF OUR EMPLOYEES, CUSTOMERS, VENDORS OR COUNTERPARTIES;
- (xxvi) THE AVAILABILITY OF FUTURE EQUITY OR DEBT ISSUANCES AND OTHER CAPITAL RAISING OPPORTUNITIES ON FAVORABLE TERMS;
- (xxvii) THE COMPANY'S SUCCESS AT MANAGING AND RESPONDING TO THE RISKS INVOLVED IN THE FOREGOING ITEMS; AND
- (xxviii) ANY OTHER RISKS DESCRIBED IN THE "RISK FACTORS" SECTIONS OF REPORTS FILED BY LANDMARK WITH THE SECURITIES AND EXCHANGE COMMISSION.

THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS, AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ADDITIONAL INFORMATION CONCERNING LANDMARK AND ITS BUSINESS, INCLUDING ADDITIONAL RISK FACTORS THAT COULD MATERIALLY AFFECT LANDMARK'S FINANCIAL RESULTS, IS INCLUDED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

USE OF NON-GAAP FINANCIAL STATEMENTS

IN ADDITION TO THE RESULTS PRESENTED IN ACCORDANCE WITH U.S. GENERAL ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), THE COMPANY ROUTINELY SUPPLEMENTS ITS EVALUATION WITH AN ANALYSIS OF CERTAIN NON-GAAP FINANCIAL MEASURES. THE COMPANY BELIEVES THESE NON-GAAP FINANCIAL MEASURES, IN ADDITION TO THE RELATED GAAP MEASURES, PROVIDE MEANINGFUL INFORMATION TO INVESTORS TO HELP THEM UNDERSTAND THE COMPANY'S OPERATING PERFORMANCE AND TRENDS, AND TO FACILITATE COMPARISONS WITH THE PERFORMANCE OF PEERS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE MEASURES THAT MAY BE PRESENTED BY OTHER COMPANIES. RECONCILIATIONS OF NON-GAAP DISCLOSURES TO THE COMPARABLE GAAP MEASURES ARE PROVIDED IN THIS PRESENTATION.

LANDMARK BANCORP, INC.

NASDAQ: LARK

Founded 1885

Headquarters:

- Manhattan, Kansas

Executive/Admin Office:

- Overland Park, Kansas (KC)

Serving Kansas and Kansas City for over 150 years

- 28 full-service branches
- 1 LPO in KCMO
- Serving 23 communities
- 285 Associates



$1.6B[1] Assets	1.35%[1] ROAA	6.1%[1] Q2 2026 EPS increase
$1.3B[1] Deposits	1.30%[1] Cost of Deposits	4.22%[1] Net Interest Margin
$1.1B[1] Loans	$198M[2] Market Capitalization	100th Consecutive Quarterly Dividend

OUR BANK IS RATED 5-STARS BY BAUER

www.bauerfinancial.com

AWARDED JANUARY 2026

PIPER | SANDLER

2025 Bank & Thrift Sm-All Stars

DECEMBER 2025

(1) Data as of, or for the three months ended, June 30, 2026; (2) As of September 14 2026

2Q 2026 FINANCIAL HIGHLIGHTS

$ in millions unless otherwise noted	2Q 2025	1Q 2026	2Q 2026
Profitability			
Return on Average Assets	1.11%	1.29%	1.35%
Return on Average Equity	12.25%	12.65%	13.23%
Net Interest Margin	3.83%	4.24%	4.22%
Total Cost of Deposits	1.56%	1.38%	1.30%
Efficiency Ratio *	62.8%	62.7%	61.7%
Income Items			
Net Interest Income	$ 13.68	$ 15.02	$ 15.08
Total Revenue	17.31	18.79	19.18
Net Earnings	4.40	5.07	5.39
Diluted Earnings Per Share	$ 0.72	$ 0.83	$ 0.88
Balance and Average Balances			
Total Assets	$ 1,625	$ 1,606	$ 1,607
Gross Loans HFI	1,118	1,098	1,101
Average Loans	*1,082*	*1,094*	*1,090*
Total Deposits	1,274	1,323	1,305
Average Deposits	*1,325*	*1,355*	*1,337*
Book Value per Share	$ 24.43	$ 26.50	$ 27.35
Tangible Book Value per Share *	18.73	20.89	21.76
Credit Quality and Capital			
ACL to Gross Loans	1.23%	1.15%	1.15%
Non-performing Loans to Loans	1.52%	0.94%	1.18%
Net Charge-Offs to Avg Loans	0.01%	0.13%	0.17%
Common Equity to Assets	9.13%	10.06%	10.39%
Tangible Common Equity to Assets*	7.15%	8.11%	8.44%

Profitability and Earnings

- Total revenue increased to $19.2 million
- Diluted earnings per share increased 6.1% on a linked-quarter basis
- Return on average assets increased to 1.35%

Net Interest Margin

- Net interest income expanded to $15.1 million in the second quarter driven by lower funding costs
- Net interest margin decreased to 4.22%

Balance Sheet

- Total deposits decreased while core customer deposits grew on both the linked-quarter and year-over-year bases
- 29% noninterest-bearing deposits to total deposits
- Attractive cost of deposits = 1.30%
- Tangible common equity to assets increased to 8.44%
- Strengthening capital base
  - CET1 increased to 11.9%
  - Total Risk Based Capital increased to 14.7%

* See Non-GAAP Disclosure

GROWTH HISTORY

==> Historical growth driven primarily via acquisition

==> Leverage de novo and LPO strategy

==> Building out commercial team to drive organic growth



8% CAGR
Organic Loan Growth
Acquisition of Wellsville Bank
Franklin County
Closing Date: Apr 2012
Loans at Close: $15M
Acquisition of Citizens Bank, NA
Johnson County (KC MSA) /
Southeast KS
Closing Date: Nov 2013
Loans at Close: $97M
De Novo 2019
Prairie Village, KS
Johnson County
KC MSA
Acquisition of Freedom Bank
Johnson County / KC MSA
Closing Date: Oct 2022
Loans at Close: $114M
LPO Opened
Kansas City, MO
February 2024
$312
$315
$320
$420
$422
$426
$426
$439
$495
$539
$712
$662
$850
$948
$1,052
$1,111
$1,102
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026T2
PPP Impact

Total Loans *

* Includes net deferred loan (fees) costs and loans in process)

COMMUNITIES WE SERVE

Central Region



Auburn, Junction City, Manhattan, Osage City, Topeka and Wamego	
Branches	7
Deposits	$320M
% of Total	24%

Eastern Region



Lawrence, Lenexa, Louisburg, Osawatomie, Overland Park, Paola, Prairie Village and Wellsville and KCMO	
Branches/ LPO	11
Deposits	$476M
% of Total	36%

Southwest Region



Dodge City, Garden City, Great Bend, Hoisington and LaCrosse	
Branches	7
Deposits	$258M
% of Total	20%


Central Region
Eastern Region
Southwest Region
Southeast Region

Southeast Region



Fort Scott, Iola and Pittsburg	
Branches	4
Deposits	$257M
% of Total	20%

Source: S&P Global. Based on FDIC deposit data as of June 30, 2026 and branch count includes KCMO LPO.

WHO WE ARE



Commercial Banking

- Target small to middle market privately held businesses and their owners
- Commercial Loans:
  - C&I operating loans
  - CRE – owner and non-owner occupied, multi-family
  - Agriculture and farm loans
  - Construction loans
- Commercial checking & money market, treasury management, merchant services
- Recent Products / Service Adds:
  - Treasury Management Enhancements (2025)
  - Private Banking (Jan 2026)



Retail Banking

- Target customers who live in the communities where we operate
- 28 branches in 23 communities
- Retail Deposits:
  - Checking
  - Money market and savings
  - CD's
- Personal Loans:
  - HELOC
- Online / Mobile
- Zelle



Mortgage Banking

- Target customers who live in the communities where we operate
- Conventional, FHA, VA, USDA, Jumbo
- Fixed and adjustable-rate mortgages
- Q2 originations of $50 million
- 14 MLO's across Central Kansas, Kansas City, Southeast Kansas and Western Kansas
- Servicing only portfolio of $620 million of Freddie and FHLB loans serviced for others as of June 30, 2026

PROFITABILITY OVERVIEW



Return on Average Assets
0.80%
0.83%
1.17%
1.21%
1.17%
1.29%
1.35%
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026



Return on Average Equity
10.7%
10.0%
12.7%
13.0%
11.9%
12.6%
13.2%
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026



Total Revenue ($M)
$ in millions
$56.5
$60.4
$70.6
$18.2
$18.7
$18.8
$19.2
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026



Efficiency Ratio *
71.2%
69.1%
62.7%
61.2%
62.8%
62.7%
61.7%
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026

* See Non-GAAP Disclosure

EXPANDING NET INTEREST MARGIN


Net Interest Income (Quarterly)
$ in millions
$13.7
$14.1
$14.8
$15.0
$15.1
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Net Interest Margin
Yield on Earnings Assets
Cost of IB Liabilities
Net Interest Margin
5.60%
5.61%
5.66%
5.69%
5.66%
3.83%
3.83%
4.03%
4.24%
4.22%
2.41%
2.44%
2.26%
2.05%
2.01%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Net Interest Income (Annually)
$ in millions
$43.3
$45.7
$55.7
2023Y
2024Y
2025Y

- Net interest income expansion driven by higher rates on securities and lower costs on deposits and borrowings.
- Disciplined pricing
  - Yield on loans = 6.31%
  - Cost of total deposits = 1.30%

NON-INTEREST INCOME


Non-Interest Income
$ in millions
$3.63
$4.07
$3.90
$3.76
$4.10
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Adjusted Non-Interest Income / Adj Total Revenue *
20.9%
22.2%
21.2%
19.9%
21.4%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Mortgage Banking ($M)
Gains on Sales of Loans
Originations ($M)
$54.9
$46.0
$34.1
$29.8
$50.4
$0.74
$0.95
$0.93
$0.89
$1.24
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Non-Interest Income Detail ($M)

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Fees and service charges	$ 2.48	$ 2.66	$ 2.67	$ 2.36	$ 2.45
Gains on Sale of Loans	0.74	0.95	0.93	0.89	1.24
Bank Owned Life Insurance	0.28	0.28	0.29	0.37	0.29
Gain on Sale of Securities	-	-	(0.10)	-	-
Other	0.13	0.18	0.12	0.14	0.12
Total non-interest income	$ 3.63	$ 4.07	$ 3.90	$ 3.76	$ 4.10

- Mortgage origination declined 8% year over year to $50 million in the second quarter
  - 81% Purchase / 19% Refi
- Mortgage Servicing: ≈4,900 mortgages / $620M portfolio

* See Non-GAAP Disclosure

SECURITIES PORTFOLIO

Available For Sale Securities (1)



Agency MBS
36%
Treasury
13%
Municipal (tax exempt)
22%
Municipal (taxable)
29%

Securities as a % of Assets (2)



Securities ($M)
Securities to Assets
21.9%
21.9%
21.9%
21.5%
21.5%
$0.356
$0.354
$0.352
$0.346
$0.345
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

- Projected twelve-month cash flow of $78.6 million at approximately 2.88%
- $3.8 million in HTM securities at June 30, 2026
  - Fair value = $3.55 million
- Duration of 4.2 years
- FTE yield increased to 3.66% in the second quarter
- Accumulated other comprehensive loss decreased to ($7.6M) at June 30, 2026

(1) Data as of June 30, 2026. (2) Available for sale and held to maturity.

DIVERSIFIED LOAN PORTFOLIO

Loan Composition (1)


CRE - NOO
18%
Construction
2%
Agriculture
8%
1-4 family Res
33%
Consumer
3%
Municipal
1%
Commercial
16%
CRE - OO
19%

$ in millions	2024Y	2025Y	Q2 2026	% of Total
Commercial	$ 192.33	$ 178.20	$ 177.90	16%
CRE - OO	197.18	218.34	213.78	19%
CRE - NOO	147.98	175.99	193.98	18%
Construction	25.33	20.53	23.36	2%
Agriculture	100.56	102.83	88.06	8%
1-4 family Res	352.21	375.30	364.27	33%
Consumer	29.68	33.67	33.42	3%
Municipal	7.09	6.87	6.72	1%
Gross Loans	**$ 1,052.35**	**$ 1,111.72**	**$ 1,101.48**	**100%**

- 35% of total loans are Commercial and Owner Occupied CRE
- Total gross loans increased by $3.3 million during the quarter
  - Growth was driven by increases in construction, commercial and agriculture
  - Declines were primarily in residential real estate
- Kansas City area (MSA) loans total ~$450 million(2)

Yield on Loans


6.37%
6.37%
6.40%
6.40%
6.31%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

(1) Data as of June 30, 2026. (2) Represents loans originated in the Kansas City MSA.

ATTRACTIVE CORE DEPOSIT BASE

Deposit Composition [(1)]



Money market and checking 46%
Non-interest bearing 29%
Certificates of deposits 14%
Savings 11%

Deposit Costs



Total Cost of Deposits
Cost of Interest Bearing Deposits
2.14%
2.18%
2.06%
1.90%
1.82%
1.56%
1.59%
1.50%
1.38%
1.30%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

- Total deposits decreased in the second quarter primarily due to a paydown of brokered deposits
- Core customer deposits increased on a linked quarter basis
- Portfolio comprised of mostly transaction accounts
  - 29% noninterest-bearing deposits
- 1.30% cost of total deposits in 2Q 2026
- Largest deposit MSA is Kansas City with $389 million
  - 30% of total deposits as of June 30, 2026 (FDIC data)
- Public funds totaled $248 million at June 30, 2026
- Brokered and other wholesale deposits decreased to $18 million at June 30, 2026
- $97 million of CDs maturing in 3Q 2026

(1) Data as of June 30, 2026

ASSET QUALITY


Non-accrual Loans to Loans
0.39%
0.25%
1.25%
0.90%
1.18%
2022Y
2023Y
2024Y
2025Y
Q2 2026


ACL to Loans
1.03%
1.12%
1.22%
1.12%
1.15%
2022Y
2023Y
2024Y
2025Y
Q2 2026


Net Charge-Off's to Average Loans
0.25%
0.08%
0.24%
0.13%
0.15%
0.07%
(0.00%)
(0.00%)
0.02%
0.25%
0.15%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
YTD 2026

- Continue to actively work down select relationships
- Nonaccrual loans increased to $13.1 million at June 30, 2026
  - $2.0 million have government guarantees
  - $1.5 million guaranteed portion
- Focused on strengthening overall risk oversight

CAPITAL STRENGTH


Common Equity Tier 1
CET1($M)
CET1 Ratio
$101
10.4%
$110
10.4%
$119
10.5%
$133
11.3%
$141
11.9%
2022Y
2023Y
2024Y
2025Y
Q2 2026


Total Risk Based Capital Ratio
Total Capital ($M)
Total Capital Ratio
$131
13.4%
$141
13.3%
$152
13.5%
$167
14.1%
$175
14.7%
2022Y
2023Y
2024Y
2025Y
Q2 2026


Tangible Common Equity to Tangible Assets
5.13%
5.98%
6.58%
8.03%
8.44%
2022Y
2023Y
2024Y
2025Y
Q2 2026


Accumulated Other Comprehensive Income ($M)
($25.1)
($16.6)
($15.8)
($5.7)
($7.6)
2022Y
2023Y
2024Y
2025Y
Q2 2026

CREATING SHAREHOLDER VALUE


Diluted Earnings Per Share
$2.03
$2.15
$3.07
$0.81
$0.77
$0.83
$0.88
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026


Tangible Book Value Per Share*
$15.12
$16.70
$20.79
$19.96
$20.79
$20.89
$21.76
2023Y
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026

* See Non-GAAP Disclosure

SHAREHOLDER DIVIDENDS

Dividend History

2Q 2026 was the 100th consecutive quarterly dividend since the holding company was formed in 2001

5% stock dividend annually


$0.35
$0.37
$0.38
$0.40
$0.42
$0.44
$0.49
$0.52
$0.54
$0.57
$0.60
$0.63
$0.69
$0.73
$0.76
$0.80
$0.42
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026T2

Source: S&P Capital IQ Pro. Split adjusted.

OUR VISION & STRATEGIC FOCUS

Purpose

To be champions and catalysts for our communities

BHAG (10-Year Goal)

Be an employer of choice so that we can be the bank of choice

Core Values & Beliefs

We believe in treating each other with dignity and **respect.**

We believe in holding ourselves to the highest ethical standards by acting with **integrity.**

We believe in the power of **curiosity** and the drive to continuously learn and grow.

We believe in **authenticity,** operating in an honest and forthright manner, aligning our behaviors with our values.

We believe in **unity,** collaborating across teams to achieve a common goal.

PEOPLE FIRST

Enrich the associate experience through compelling programs to become an Employer of Choice.

CUSTOMER EXPERIENCE

Enhance and modernize processes and delivery systems to elevate efficiency and the end-to-end customer experience to become the Bank of Choice.

GROWTH

Drive customer growth with relevant products and services while expanding the bank's footprint via acquisitions.

INVESTMENT HIGHLIGHTS

- Strong, low-cost core funding base
- Diversified loan portfolio across commercial, agricultural and residential
- Focus on organic loan growth
- Geographic mix of urban and community markets across Kansas including the Kansas City metro
- Strong earnings and capital generation

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands)	As of or for the Year Ended, December 31, 2025	December 31, 2024	December 31, 2023	As of or for the Three Months Ended, June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Efficiency Ratio								
Non-GAAP financial ratio reconciliation:								
Net interest income	$ 55,685	$ 45,724	$ 43,292	$ 15,080	$ 15,023	$ 14,789	$ 14,094	$ 13,683
Non-interest income	14,951	14,744	13,230	4,095	3,764	3,899	4,068	3,626
Total revenue	$ 70,636	$ 60,468	$ 56,522	$ 19,175	$ 18,787	$ 18,688	$ 18,162	$ 17,309
Total non-interest expense	$ 45,233	$ 44,079	$ 41,983	$ 11,961	$ 11,898	$ 12,260	$ 11,251	$ 10,961
Less: foreclosure and real estate owned expense	(3)	(47)	(61)	1	(3)	20	(22)	49
Less: amortization of other intangibles	(588)	(663)	(765)	(132)	(133)	(133)	(152)	(151)
Less: valuation allowance on assets held for sale	(356)	(1,108)	-	-	-	(356)	-	-
Adjusted non-interest expense (A)	44,286	42,261	41,157	11,830	11,762	11,791	11,077	10,859
Net interest income (B)	55,685	45,724	43,292	15,080	15,023	14,789	14,094	13,683
Non-interest income	14,951	14,744	13,230	4,095	3,764	3,899	4,068	3,626
Less: losses on sales of investment securities, net	103	1,031	1,246	-	-	101	-	-
Less: gains on sales of premises and equipment and foreclosed assets	(81)	(326)	(1)	-	(32)	(17)	(55)	(9)
Adjusted non-interest income (C)	$ 14,973	$ 15,449	$ 14,475	$ 4,095	$ 3,732	$ 3,983	$ 4,013	$ 3,617
Efficiency ratio (A/(B+C))	62.7%	69.1%	71.2%	61.7%	62.7%	62.8%	61.2%	62.8%
Adjusted non-interest income to adjusted total revenue (C/(B+C))	21.2%	25.3%	25.1%	21.4%	19.9%	21.2%	22.2%	20.9%

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands, except per share amounts)	June 30, 2026	March 31, 2026	December 31, 2025	As of September 30, 2025	June 30, 2025	December 31, 2024	December 31, 2023
Tangible Book Value per Share							
Non-GAAP financial ratio reconciliation:							
Total stockholders' equity	$ 166,858	$ 161,611	$ 160,631	$ 155,727	$ 148,376	$ 136,215	$ 126,914
Less: goodwill and other intangible assets	(34,102)	(34,235)	(34,367)	(34,500)	(34,652)	(34,955)	(35,618)
Tangible equity (D)	$ 132,756	$ 127,376	$ 126,264	$ 121,227	$ 113,724	$ 101,260	$ 91,296
Total assets	$ 1,606,516	$ 1,605,787	$ 1,606,642	$ 1,617,075	$ 1,624,865	$ 1,574,142	$ 1,561,672
Less: goodwill and other intangible assets	(34,102)	(34,235)	(34,367)	(34,500)	(34,652)	(34,955)	(35,618)
Tangible assets (E)	$ 1,572,414	$ 1,571,552	$ 1,572,275	$ 1,582,575	$ 1,590,213	$ 1,539,187	$ 1,526,054
Tangible equity to tangible assets (D/E)	8.44%	8.11%	8.03%	7.66%	7.15%	6.58%	5.98%
Shares outstanding at end of period (F)	6,100,582	6,098,324	6,074,381	6,073,744	6,072,478	6,063,958	6,039,048
Tangible book value per share (D/F)	$ 21.76	$ 20.89	$ 20.79	$ 19.96	$ 18.73	$ 16.70	$ 15.12

LANDMARK BANCORP, INC.